UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 2006

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054

(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 2006, the Board of Directors of the Company, or the Board, approved the grant of nonstatutory stock options to the following individuals for the number of shares indicated, pursuant to the Company’s 2006 Executive Stock Plan:

Optionee	Number of Shares	Vesting Commencement Date

Bisht, Naveen	300,000	December 15, 2006
Chanda, Gautam	150,000	December 15, 2006
Hirani, Hari	80,000	December 15, 2006
Jain, Raj	120,000	August 1, 2006
Tsuyoshi, Taira	150,000	December 15, 2006
Boller, William	150,000	December 15, 2006

Each option will have a term of ten years subject to the optionee’s continuing service to the Company and, other than Mr. Jain’s option which will vest in twelve equal monthly installments commencing on August 1, 2006, will be vested as to 1/2 of the shares immediately on the above indicated vesting commencement date with the remaining shares vesting in twelve equal monthly increments on each successive one-month anniversary of the vesting commencement date, subject to, in each instance, the optionee providing continuing services. Vesting of each option will accelerate in full upon a change in control, as such term is defined in the 2006 Executive Stock Plan. The shares subject to each option have an exercise price of $0.027 per share, which exercise price is equal to 100% of the closing price of a share of our common stock as reported on the OTC Bulletin Board on December 15, 2006. The 2006 Executive Plan and a form of the Notice of Grant and Stock Option Agreement and are included as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

10.1
Nayna Networks, Inc., 2006 Executive Stock Plan (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)

10.2	Notice of Grant of Stock Option (Form of) (Incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on June 15, 2006 with the Securities and Exchange Commission)
10.3	Stock Option Agreement (Form of) (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Naveen S. Bisht
Naveen S. Bisht President and Chief Executive Officer

Date: January 3, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1
Nayna Networks, Inc., 2006 Executive Stock Plan (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)

10.2	Notice of Grant of Stock Option (Form of) (Incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on June 15, 2006 with the Securities and Exchange Commission)
10.3	Stock Option Agreement (Form of) (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)